Exhibit 13.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Virax Biolabs Group Limited (the “Company”) for the year ended March 31, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, James Foster, as Principal Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 2, 2025

By:	/s/ James Foster
Names:	James Foster
Title:	Principal Accounting Officer